Exhibit 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a statement on Schedule 13D with respect to the Class A ordinary shares, par value of $0.0001 per share, and the Class B ordinary shares, par value of $0.0001 per share, of Baijiayun Group Ltd, a Cayman Islands exempted company, and that this Agreement may be included as an exhibit to such joint filing. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of November 12, 2024.

Jia Jia BaiJiaYun Ltd	By:	/s/ Gangjiang Li
	Name:	Gangjiang Li
	Title:	Director

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of November 12, 2024.

For and on behalf of Anlaguna Limited, as the sole director of Jia Jia JP Limited	By:	/s/ Jane Lee
	Name:	Jane Lee
	Title:	Authorized Signatory

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of November 12, 2024.

For and on behalf of Anlaguna Limited, as the sole director of Jia Jia JP Limited	By:	/s/ Carrie Tan
	Name:	Carrie Tan
	Title:	Authorized Signatory

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of November 12, 2024.

Jia Jia Ltd	By:	/s/ Gangjiang Li
	Name:	Gangjiang Li
	Title:	Director

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of November 12, 2024.

Gangjiang Li	By:	/s/ Gangjiang Li

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of November 12, 2024.

For and on behalf of Nottingham Success Ltd, as the sole director of Jia Jia EQ Ltd	By:	/s/ Delakshan Gerard Morgan Chinniah
	Name:	Delakshan Gerard Morgan Chinniah
	Title:	Authorized Signatory

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of November 12, 2024.

For and on behalf of Nottingham Success Ltd, as the sole director of Jia Jia EQ Ltd	By:	/s/ Lucia Luchetti
	Name:	Lucia Luchetti
	Title:	Authorized Signatory